Exhibit 10.10

TANOX, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

2000 Non-Employee Directors’ Stock Option Plan

1.                                       Grant of Option.

TANOX, INC., a Delaware corporation (the “Company”), hereby grants to                          (the “Director”), an option pursuant to the Company’s 2000 Non-Employee Directors’ Stock Option Plan (the “Plan”) to purchase an aggregate of                   shares of Common Stock, $.01 par value per share, of the Company (“Common Stock”) at a price of $              per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan.  A copy of the Plan is attached hereto and is hereby incorporated by reference herein. The date of grant of this option is hereinafter referred to as the “Grant Date.”

2.                                       Exercise of Option.

(a)                                  Except as otherwise provided herein, this option is exercisable for the first time with respect to 1/36th of the shares initially covered hereby on each monthly anniversary date of the Grant Date, such that the option shall be exercisable in full three years after the Grant Date.  To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Director has been in Continuous Service since the Grant Date, upon the Director being removed from the Board of Directors following a Change in Control.  This option may not be exercised at any time after the tenth anniversary of the Grant Date.

(b)                                 Subject to the conditions hereof, this option shall be exercisable by the Director contacting the Company’s designated stock option administration representative, specifying the number of shares to be purchased and the exercise price to be paid therefor and accompanied by payment of the exercise price in verifiable funds or as otherwise provided for in the Plan.

(c)                                  A “Change in Control” shall be deemed to have occurred as of the date that one or more of the following occurs:

(i)                                     Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then

Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)                                  The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the “Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii)  Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1) Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2) Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3) provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv)                              For purposes of this Section (c):

(1)  “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)  “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)  “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)  “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.                                       Delivery of Shares.

The Representative shall, upon receipt of the exercise price, together with all applicable taxes and fees, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Director, provided that if any law or regulation requires the Representative or the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.  No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

4.                                       Miscellaneous.

(a)                                  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Director.

(b)                                 All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Grant Date:	TANOX, INC.
By:
Title:
Address:

DIRECTOR’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

DIRECTOR

Signature

TANOX, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

2000 Non-Employee Directors’ Stock Option Plan

1. Grant of Option.

TANOX, INC., a Delaware corporation (the Company”), hereby grants to                    (the “Director”) an option pursuant to the Company’s 2000 Non-Employee Directors’ Stock Option Plan (the “Plan”) to purchase an aggregate of               shares of Common Stock, $01 par value per share, of the Company (“Common Stock”) at a price of                   per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. A copy of the Plan is attached hereto and is hereby incorporated by reference herein. The date of grant of this option is hereinafter referred to as the “date of grant.”

2. Exercise of Option.

(a)                                  Except as otherwise provided herein, this option is exercisable for the first time with respect to 1/36th of the shares initially covered hereby on each monthly anniversary date of the date of grant, such that the option shall be exercisable in full three years after the date of grant. To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

In addition to any provisions contained in the Plan with respect to a change in control of the Company, this option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Director has been in Continuous Service since the date of grant, upon the Director being removed from the Board of Directors following a Change in Control (as defined below). This option may not be exercised at any time after the tenth anniversary of the date of grant.

(b)                                 Subject to the conditions hereof, this option shall be exercisable by the Director giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment of the exercise price in cash or by check or as otherwise provided for in the Plan. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment.

(c)                                  A “Change in Control” for purposes of this agreement shall be deemed to have occurred as of the date that one or more of the following occurs:

(i)                                     Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then

Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 1 4a-1 1 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)                                  The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an ‘Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the “Surviving Entity) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 1 3d-3 and 1 3d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)                                  Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)                                  Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)                                  provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (c):

(1)                                  “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)                                  “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)                                  “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 1 5(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)                                  “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.                                       Delivery of Shares.

The Company shall, upon receipt of the purchase price, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Director, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

4.                                       Certain Limits.

Notwithstanding anything in this Agreement to the contrary, if any amounts due to the Director under this Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Code Section 280G(b)(2), and the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Director would receive if he were paid three times his “base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar. The determinations to be made with respect to this section shall be made by an accounting firm jointly selected by the Company’s Board of Directors and the Director and paid by the Company, and which may be the Company’s independent auditors.

5. Miscellaneous.

(a)                                  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Director.

(b)                                 All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Grant:	TANOX, INC.
By:
Title:
Address:

DIRECTOR’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

DIRECTOR

Signature
Address:

STOCK OPTION AGREEMENT

Agreement made effective as of the                            , between TANOX, INC., a Delaware corporation (the “Company”), and                      (“Director’) to carry out the purposes of the Tanox, Inc. 1992 Non-Employee Directors Stock Option Plan (the Plan”), a copy of which is attached hereto as Exhibit A, by affording Director the opportunity to purchase shares of the $01 par value common stock of the Company (the “Stock”).

In consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

1. Grant of Option.

The Company hereby grants to Director an option pursuant to the Plan to purchase an aggregate of                shares of Stock at a price of                  per share, purchasable as set forth in and subject to the terms and conditions of this Option and the Plan.

The Option may not be assigned, transferred or disposed of by Director other than by will or the laws of descent and distribution. For purposes of this Paragraph, “disposed of” shall mean any gift or inter vivos transfer; any transfer to a trust; any lien, pledge, mortgage or other encumbrance; any transfer by reason of marital property laws or any decree of divorce, separation or property division; any disposition pursuant to court, bankruptcy, administrative or similar proceedings; or any disposition whatsoever, whether voluntary or involuntary. During Director’s lifetime, the Option shall be exercisable only by Director. Upon death, disability, cessation of service or voluntary resignation, the Option shall be exercisable under the terms of Article VI of the Plan.

2.                                       Exercise of Option.

(a) Subject to the earlier expiration or termination of this Option as provided under the Plan, this Option may be exercised for such percentage of the aggregate number of shares covered by this Option as determined in accordance with the following schedule:

1 /36th of the shares initially covered by this Option shall become exercisable on each monthly anniversary of the date of grant, such that the Option shall be fully exercisable three years after the date of grant.

To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the Option shall be for less than 10 whole shares.

Provided that Director has been in Continuous Service (as defined below) since the date of grant, this option shall become fully exercisable, irrespective of the limitations set forth above, upon the Director being removed from the Board of Directors following a Change in Control (as defined below). This option may not be exercised at any time after the tenth anniversary of the date of grant.

(b) Subject to the conditions hereof, Director may exercise giving written notice thereof to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment of the exercise price in cash or by check or as otherwise provided for in the Plan. Such exercise shall be effective upon receipt by the Company of the written notice together with the required payment.

(c) A “Change in Control” for purposes of this agreement shall be deemed to have occurred as of the date that one or more of the following occurs:

(i)                                     Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-1 1 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)                                  The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction’) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case maybe (the “Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)                                  Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)                                  Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)                                  provided further, that, if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (c):

(1)                                  “Affiliate’ shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)                                  “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)                                  “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)                                  “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

In no event shall this Option be exercisable after the expiration of ten (10) years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including electronic wire, certified bank draft or money order payable to the order of the Company), (b) by delivering to the Company unrestricted shares of Stock held by Director for more than six months having a fair market value equal to the purchase price, or (c) a combination of cash and such shares of Stock. For purposes of this Agreement, fair market value of the Stock shall be determined in accordance with the provisions of the Plan. No fraction of a share of Stock shall be issued by the Company upon exercise of a option or accepted by the Company in payment of the exercise price thereof; rather, Director shall provide a cash payment for such cash amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director’s death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

3. Withholding of Tax.

To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations and, if Director fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income.

4. Termination of Relationship.

Any question as to whether and when there has been a termination of Director’s position with the Company, and the cause of such termination, shall be determined by the Board of Directors of Company, and its determination shall be final. Neither the Plan, this Agreement nor the award of this Option shall be deemed to create any obligation on the part of the Company or its Board of Directors-to nominate Director for reelection by the Company’s shareholders, nor confer upon Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by one of its duly authorized officers, and Director has executed this Agreement, all as of the day and year first above written.

TANOX, INC.
By:

Director

STOCK OPTION AGREEMENT

Agreement made effective as of the          day of               , between TANOX, INC., a Texas corporation (the “Company”), and                        (‘Director”).

To carry out the purposes of the Tanox Biosystems, Inc. 1992 Non-Employee Directors Stock Option Plan (the “Plan”), a copy of which is attached hereto as Exhibit A, by affording Director the opportunity to purchase shares of the $01 par value common stock of the Company (the “Stock”), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

1.                                       Grant of Option. The Company hereby irrevocably grants to Director the right and option (“Option”) to purchase all or any part of an aggregate of              shares of Stock, on the terms and conditions set forth herein and in the Plan, which is incorporated herein by reference as a part of this Option. This Option is not intended to constitute an incentive stock option, within the meaning of section 422A (b) of the Internal Revenue Code of 1986, as amended (the “Code”).

This Agreement, the grant of the Option, the Option and the exercise of the Option are in all respects governed by the provisions of the Plan. The Option may not be assigned, transferred or disposed of by Director other than by will or the laws of descent and distribution. For purposes of this Paragraph, ‘disposed of’ shall mean any gift or inter vivos transfer; any transfer to a trust: any lien, pledge, mortgage or other encumbrance; any transfer by reason of marital property laws or any decree of divorce, separation or property division; any disposition pursuant to court, bankruptcy, administrative or similar proceedings; or any disposition whatsoever, whether voluntary or involuntary. During Director’s lifetime, the Option shall be exercisable only by Director. Upon death, disability, cessation of service or voluntary resignation, the Option shall be exercisable under the terms of Article VI of the Plan. +

2.                                       Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be              per share.

3.                                       Exercise of Option. Subject to the earlier expiration or termination of this Option as provided under the Plan, this Option shall be cumulative and may be exercised, by written notice to the Company, only at such time or times and for such percentage of the aggregate number of shares offered by this Option, determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

Number of Full Years	Number of Shares Purchasable	Cumulative Shares Purchasable
1 year
2years
3 years

Notwithstanding the foregoing, no Option shall be exercisable until the information required by Rule 1 6b-3(b) of the Securities Exchange act of 1934, as amended, with respect to the Plan is disseminated in accordance with the provisions of such Rule on or prior to the date of the first annual meeting of shareholders held after the first registration of an equity security of the Company under Section 12 of such Act.

At or prior to the time this Option becomes exercisable, the Company shall provide to Director certain information regarding the Company and the Stock useful to Director in making an investment decision, if such information is not otherwise available to Director.

In no event shall this Option be exercisable after the expiration of One Hundred Twenty-One (121) months from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company unrestricted shares of Stock held by Director for more than six months having a fair market value equal to the purchase price, or (c) a combination of cash and such shares of Stock. For purposes of this Agreement, fair market value of the Stock shall be determined in accordance with the provisions of the Plan. No fraction of a share of Stock shall be issued by the Company upon exercise of a option or accepted by the Company in payment of the exercise price thereof; rather, Director shall provide a cash payment for such cash amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Directors death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

4.                                       Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations and, if Director fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income.

5.                                       Status of Stock. The Company may register for issue under the Securities Act of 1933, as amended (the “Act”), the Option and the shares of Stock acquirable upon exercise of this Option, and may keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, exercise of this Option and delivery of shares of Stock acquirable upon such exercise will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. If the stock is not registered and an exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director’s death or incapacity), if requested by the Company to do so, will be required to execute and deliver to the Company in writing an agreement containing such representations and other provisions as the Company may require to evidence Director’s qualification to acquire the Stock and otherwise assure compliance with applicable securities laws.

No sale, transfer or other disposition of any shares of Stock acquired upon exercise of this Option shall be made in the absence of an effective registration statement being on file with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first delivered by Director to the Company.

The certificates representing shares of Stock acquired under this Option may bear such legend as the Committee deems appropriate, referring to the provisions of this Paragraph 5.

6.                                       Termination of Relationship. Any question as to whether and when there has been a termination of Director’s position with the Company, and the cause of such termination, shall be determined by the Board of Directors of Company, and its determination shall be final. Neither the Plan, this Agreement nor the award of this Option shall be deemed to create any obligation on the part of the Company or its Board of Directors to nominate Director for reelection by the Company’s shareholders, nor confer upon Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

7.                                       Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by one of its duly authorized officers, and Director has executed this Agreement, all as of the day and year first above written.

TANOX, INC.
BY:

Director